UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 29, 2006

         Luminent Mortgage Trust 2006-5

(Issuing Entity)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

         Luminent Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-130961	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of Luminent Mortgage Trust Mortgage Loan Pass-Through Certificates, Series 2006-5 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130961) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued in aggregate principal amount of $494,797,100 the Class A1A, Class A1B, Class A1C, Class X, Class PO, Class B1, Class B2 and Class B3 Certificates (the “Public Certificates”) on June 29, 2006.  The Public Certificates were offered pursuant to the Prospectus dated April 26, 2006, as supplemented by the Prospectus Supplement dated June 29, 2006 (the “Prospectus Supplement”), a form of which was filed as an exhibit to the Registration Statement.

This Current Report on Form 8-K includes a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates.  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc., as depositor, HSBC Bank USA, National Association, as trustee, Luminent Mortgage Capital, Inc., as sponsor and seller, Greenwich Capital Financial Products, Inc., as servicing rights owner, and Wells Fargo Bank, N.A., as master servicer and securities administrator.  The “Certificates” consist of the following classes: Class A1A, Class A1B, Class A1C, Class X, Class PO, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class R, Class I and Class ES.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $508,789,163.22 as of June 1, 2006, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc.(“GCA”), as depositor, HSBC Bank USA, National Association (“HSBC”), as trustee, Luminent Mortgage Capital, Inc. (“Luminent”), as sponsor and seller, Greenwich Capital Financial Products, Inc. (“GCFP”), as servicing rights owner, and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

99.1

Mortgage Loan Purchase Agreement dated as of June 1, 2006, among Luminent, as sponsor and as seller and GCA, as purchaser.

99.2

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, GCA, as depositor, Luminent, as sponsor and seller, Wells Fargo, as master servicer and as securities administrator, and acknowledged by HSBC, as trustee, reconstituting the Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 12, 2006, among Luminent, Mercury Mortgage Finance Statutory Trust, Maia Mortgage Finance Statutory Trust and Countrywide Home Loans, Inc.

99.3

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Residential Funding Corporation, as servicer, GCA, as depositor, Luminent, as sponsor and seller, Wells Fargo, as master servicer and as securities administrator, and acknowledged by HSBC, as trustee, reconstituting the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of May 30, 2006, between Residential Funding Corporation, as servicer, and UBS Real Estate Securities Inc.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:       /s/Vinu Phillips

Name:  Vinu Phillips

Title:    Senior Vice President

Dated:  July 19, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing dated as of June 1, 2006, among Greenwich Capital Acceptance, Inc.(“GCA”), as depositor, HSBC Bank USA, National Association (“HSBC”), as trustee, Luminent Mortgage Capital, Inc. (“Luminent”), as sponsor and seller, Greenwich Capital Financial Products, Inc. (“GCFP”), as servicing rights owner, and Wells Fargo Bank, N.A. (“Wells Fargo”), as master servicer and securities administrator.

99.1

Mortgage Loan Purchase Agreement dated as of June 1, 2006, among Luminent, as sponsor and as seller and GCA, as purchaser.

99.2

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, as servicer, GCA, as depositor, Luminent, as sponsor and seller, Wells Fargo, as master servicer and as securities administrator, and acknowledged by HSBC, as trustee, reconstituting the Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 12, 2006, among Luminent, Mercury Mortgage Finance Statutory Trust, Maia Mortgage Finance Statutory Trust and Countrywide Home Loans, Inc.

99.3

Reconstituted Servicing Agreement dated as of June 1, 2006, by and among Residential Funding Corporation, as servicer, GCA, as depositor, Luminent, as sponsor and seller, Wells Fargo, as master servicer and as securities administrator, and acknowledged by HSBC, as trustee, reconstituting the Standard Terms and Provisions of Sale and Servicing Agreement, dated as of May 30, 2006, between Residential Funding Corporation, as servicer, and UBS Real Estate Securities Inc.